UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: February 24, 2025
(Date of earliest event reported)
VERIS RESIDENTIAL, INC.
(Exact name of Registrant as specified in its charter)
Maryland
(State or other jurisdiction of incorporation)

1-13274	22-3305147
(Commission File No.)	(I.R.S. Employer Identification No.)
Harborside 3, 210 Hudson St., Ste. 400, Jersey City, New Jersey 07311
(Address of Principal Executive Offices) (Zip Code)
(732) 590-1010
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	VRE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
On February 24, 2025 ,Veris Residential, Inc. (the "Company") issued a press release announcing its financial results for the fourth quarter 2024. A copy of the press release is attached hereto as Exhibit 99.2.
Item 7.01 Regulation FD Disclosure
For the quarter ended December 31, 2024, the Company hereby makes available supplemental data regarding its operations. The Company is attaching such supplemental data as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01. Other Events

On February 19, 2025, the Board of Directors (the “Board”) of the Company approved, effective March 26, 2025 (the “Effective Date”), a $100 million share repurchase program (the “Share Repurchase Program”) for a two-year period beginning on the Effective Date, and the Company may begin repurchasing shares under the Share Repurchase Program on the Effective Date. Repurchases may be made from time to time in the open market, private market, through forward, derivative, accelerated repurchase or automatic purchase transactions, or otherwise. The Share Repurchase Program does not, however, obligate the Company to acquire any particular amount of shares, and repurchases may be suspended or terminated at any time at the Company’s discretion. The amount and timing of repurchases are subject to a variety of factors including liquidity, share price, market conditions and legal requirements. The Company announced the Board’s approval of the Share Repurchase Program in its press release announcing its financial results for the fourth quarter 2024 that is attached hereto Exhibit 99.2.
In connection with the foregoing, the Company hereby furnishes the following documents:
Item 9.01 Financial Statements and Exhibits
(d)Exhibits

Exhibit Number	Exhibit Title
99.1	Fourth Quarter 2024 Supplemental Operating and Financial Data.
99.2	Fourth Quarter 2024 earnings press release of Veris Residential, Inc. dated February 24, 2025.
104.1	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.
The information included in this Current Report on Form 8-K (including the exhibits hereto) is being furnished under Item 2.02, "Results of Operations and Financial Condition," Item 7.01, "Regulation FD Disclosure" and Item 9.01 “Financial Statements and Exhibits” of Form 8-K. As such, the information (including the exhibits) herein shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIS RESIDENTIAL, INC.

Date: February 24, 2025	By:	/s/ Mahbod Nia
Mahbod Nia
Chief Executive Officer

Date: February 24, 2025	By:	/s/ Amanda Lombard
Amanda Lombard
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Fourth Quarter 2024 Supplemental Operating and Financial Data.
99.2	Fourth Quarter 2024 earnings press release of Veris Residential, Inc. dated February 24, 2025.
104.1	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.